Exhibit 10.02

Dated 15 April 2008

SHIRE PLC

and

SHIRE LIMITED

and

BNY CORPORATE TRUSTEE SERVICES LIMITED

SUPPLEMENTAL TRUST DEED

relating to a Trust Deed constituting

U.S.$1,100,000,000

2.75 per cent. Convertible Bonds due 2014

Slaughter and May
One Bunhill Row
London EC1Y 8YY
(REL/RMYJ)

CF080630012

THIS SUPPLEMENTAL TRUST DEED is made on 15 April 2008 between:

(1)	SHIRE PLC, a company incorporated in England and Wales under the Companies Act 1985 with registered number 05492592 (the “Original Issuer”);

(2)	SHIRE LIMITED, a company incorporated in Jersey under the Companies (Jersey) Law 1991 with registered number 99854 (the “New Issuer”); and

(3)	BNY CORPORATE TRUSTEE SERVICES LIMITED (the “Trustee”, which expression, where the context so admits, includes any other trustee for the time being under the Trust Deed).

BACKGROUND:

(A)	The Original Issuer issued U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 which are constituted under the Trust Deed.

(B)
The New Issuer is currently a wholly owned Subsidiary of the Original Issuer, but will, pursuant to the 2008 Newco Scheme, be interposed between the Original Issuer and its then shareholders so as to become the new ultimate holding company of the Shire group.

(C)
Immediately prior to the 2008 Newco Scheme becoming effective, it is proposed that the New Issuer will, with the consent of the Trustee and pursuant to Clause 14.2 (Substitution) of the Trust Deed and the Conditions of the Bonds, be substituted in place of the Original Issuer as principal obligor under the Bonds, on the terms, and subject to the conditions, of this Deed.

THIS DEED WITNESSES AND IT IS DECLARED as follows:

1	INTERPRETATION

1.1
Definitions:  Capitalised terms defined in the Trust Deed or the Conditions but not herein shall, when used herein (including in the paragraphs above), have the meaning given to them in the Trust Deed or the Conditions.  In addition, the following expressions shall have the following meanings:

“2008 Newco Scheme” means the scheme of arrangement under Sections 895 to 899 of the Companies Act 2006 between the Original Issuer and its shareholders which will effect the interposition of the New Issuer between the Original Issuer and its shareholders, including any modification, addition or condition approved by the High Court, details of which will be set out in a circular from the Original Issuer to its shareholders;

“Bonds” means the bearer bonds substantially in the form set out in Schedule 1 (Form of Definitive Bond) to the Trust Deed comprising the U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014, in each case having attached thereto Coupons, constituted by the Trust Deed and for the time being outstanding or, as the context may require, a specific number of them and includes any replacement Bonds issued pursuant to the Conditions and includes the Global Bond;

“Conditions” means the terms and conditions set out in Schedule 1 (Form of Definitive Bond) to the Trust Deed as from time to time modified in accordance with the Trust Deed and, with respect to any Bonds represented by the Global Bond, as modified by the provisions of the Global Bond.  Any reference to a particularly numbered Condition shall be construed accordingly;

“Effective Time“ means immediately prior to the time at which the 2008 Newco Scheme becomes effective; and

“Trust Deed” means the Trust Deed dated 9 May 2007 between the Original Issuer and the Trustee (as from time to time altered in accordance with its provisions) and any other document (including, where the context so requires, this Deed) executed in accordance with the Trust Deed (as from time to time so altered) and expressed to be supplemental to the Trust Deed.

1.2
Construction:  Clauses 1.2 (Construction of certain references), 1.3 (Illegality etc.), 1.4 (Headings), 1.5 (Schedules), 1.6 (Contracts (Rights of Third Parties) Act 1999) and 1.7 (Modification etc. of statutes) of the Trust Deed shall have effect, mutatis mutandis, as if set out in full in this Deed.

1.3	Effect of this Deed: This Deed is supplemental to the Trust Deed and this Deed and the Trust Deed (as amended and restated pursuant to this Deed) shall be read and construed together.

2	SUBSTITUTION

2.1	Substitution: On and from the Effective Time, and provided that the New Issuer shall have complied with its obligations under Clause 5.1 (Conditions precedent):

(A)	the New Issuer shall be substituted in place of the Original Issuer as principal obligor under the Bonds;

(B)	the Trust Deed shall be amended and restated in the form set out in Schedule 2 (Form of Amended and Restated Trust Deed) hereto;

(C)	the Conditions shall be deemed to be amended and restated in the form set out in Schedule 1 (Form of Definitive Bond) to the Trust Deed, as amended and restated pursuant to this Deed; and

(D)
the New Issuer shall be deemed to be named in place of the Original Issuer in the Global Bond, which shall be deemed to be amended and restated in the form set out in Part 2 of Schedule 2 (Form of Global Bond) to the Trust Deed, as amended and restated pursuant to this Deed (subject to any prior endorsements made by or on behalf of the Principal Paying and Conversion Agent thereon).

2.2	Release: On and from the Effective Time, the Original Issuer shall be released from all its obligations under the Trust Deed, the Bonds and the Coupons.

2.3
Notice:  The New Issuer shall ensure that notice of the substitution to be effected by this Clause 2 shall be given to Bondholders, in accordance with the Trust Deed, within 14 days of the date of this Deed.  Such notice shall be given substantially in the form set out in Schedule 3 (Form of Notice to Bondholders) hereto, subject to such amendments as the Trustee may agree.

3	COVENANTS

The New Issuer hereby covenants with the Trustee that, on and from the Effective Time, it will comply with and perform and observe all the provisions of the Trust Deed (including, without limitation, the covenants set out in Clauses 6 (Covenant to comply with provisions), 7 (Covenants relating to Conversion Rights) and 8 (Covenants) thereof) and the Conditions, in each case as amended and restated pursuant to this Deed, which are expressed to be binding on it as if it had been originally named as principal obligor therein.

4	EFFECTIVE TIME, 2008 NEWCO SCHEME AND RELATED MATTERS

4.1	Effective Time: The New Issuer shall promptly inform the Trustee of the occurrence of the Effective Time.

4.2
2008 Newco Scheme and related matters:  The Trustee hereby agrees to provide such reasonable co-operation as the Original Issuer and the New Issuer may request in relation to the implementation of the 2008 Newco Scheme and related matters, including, without limitation, providing its consent (on behalf of Bondholders) to any capital reduction to be undertaken by the New Issuer (so long as such capital reduction complies with paragraph (e) of Condition 10 (Undertakings), as amended and restated pursuant to this Deed), provided that nothing in this Clause 4.2 shall require the Trustee to act in a way that is in breach of any duty which it owes to Bondholders.

5	CONDITIONS PRECEDENT

5.1	Conditions precedent: On or prior to the Effective Time, the New Issuer shall deliver to the Trustee:

(A)	a certificate, signed by two Directors of the New Issuer, substantially in the form set out in Schedule 1 (Form of Directors’ Certificate) hereto;

(B)	a counterpart or counterparts, signed by or on behalf of the New Issuer and the Original Issuer, of an agreement providing for the New Issuer’s accession to the Agency Agreement;

(C)
a legal opinion from English counsel, in form and substance satisfactory to the Trustee, covering (inter alia) the valid, binding and enforceable nature of this Deed and the Trust Deed, as amended and restated by this Deed;

(D)	a legal opinion from Jersey counsel, in form and substance satisfactory to the Trustee, covering the incorporation and due capacity of the New Issuer; and

(E)
a legal opinion from Irish counsel, in form and substance satisfactory to the Trustee, covering the ability of the New Issuer to fulfil all payment obligations arising from or in connection with the Trust Deed, the Bonds and the Coupons without the necessity for any Irish taxes or duties to be withheld at source.

5.2	Satisfaction of conditions precedent: The Trustee shall notify the New Issuer in writing promptly upon receipt of the documents referred to in Clause 5.1 (Conditions precedent).

6	FURTHER ASSURANCE

The New Issuer and the Original Issuer shall, at their own cost, take such action and execute such documentation as the Trustee shall reasonably request in order to effect the substitution of the New Issuer in place of the Original Issuer as principal obligor under the Bonds in the manner contemplated by this Deed.

7	COMMUNICATIONS

Any communication shall be by letter or fax and sent:

(A)	in the case of the Original Issuer, to it at:

Shire plc
Hampshire International Business Park
Chineham
Basingstoke
Hampshire RG24 8EP
United Kingdom

Fax no.	+44 (0)1256 894713

Attention	Group Treasurer (copy to Legal Department)

(B)	in the case of the New Issuer, to it at:

Shire Limited
5 Riverwalk
City West Business Campus
Dublin 24
Republic of Ireland

Fax no.	+353 1 429 7701

Attention	Group Treasurer (copy to Legal Department)

and

(C)	in the case of the Trustee, to it at:

BNY Corporate Trustee Services Limited
40th Floor
One Canada Square
London E14 5AL
United Kingdom

Fax no.	+44 (0)20 7964 2536

Attention	Manager, Trust Administration

or any other address of which written notice has been given to the parties in accordance with this Clause 7.  Communications will take effect, in the case of delivery, when delivered or, in the case of fax, when despatched.  Communications not by letter shall be confirmed by letter but failure to send or receive that letter shall not invalidate the original communication.

8	COUNTERPARTS

This Deed may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Deed may enter into the same by executing and delivering a counterpart.

9	GOVERNING LAW AND JURISDICTION

9.1	Governing law: This Deed shall be governed by and construed in accordance with English law.

9.2
Jurisdiction:  The courts of England are to have jurisdiction to settle any dispute arising out of or in connection with this Deed.  Accordingly, any proceeding, suit or action arising out of or in connection with this Deed (“Proceedings”) may be brought in the courts of England.  Each party to this Deed hereby:

(A)	waives (and agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of proceedings in the courts of England;

(B)	agrees that a judgment against it in Proceedings brought in England shall be conclusive and binding upon it and may be enforced in any other jurisdiction; and

(C)	irrevocably submits and agrees to submit to the jurisdiction of the courts of England.

Neither the Original Issuer nor the New Issuer may bring Proceedings in the courts of any other jurisdiction (other than to enforce a judgment obtained in the courts of England).  However, the Trustee may bring Proceedings in the courts of any other competent jurisdiction and, to the extent permitted by applicable law, may bring Proceedings in the courts of more than one jurisdiction at the same time.

SUPPLEMENTAL DEED EXECUTION PAGE

This Deed is executed and delivered on the date stated at the beginning.

EXECUTED as a DEED by	)
SHIRE PLC	) ……………………………… Attorney
acting by its duly authorised attorney	)
in the presence of:
Witness’s signature:	………………………………
Name (print):	………………………………
Occupation:	………………………………
Address:	………………………………

EXECUTED as a DEED by	)
SHIRE LIMITED	) ……………………………… Attorney
acting by its duly authorised attorney	)
in the presence of:
Witness’s signature:	………………………………
Name (print):	………………………………
Occupation:	………………………………
Address:	………………………………

EXECUTED as a DEED by	) ……………………………… Attorney
BNY CORPORATE TRUSTEE SERVICES LIMITED	)
acting by two of its lawful attorneys	) ……………………………… Attorney
in each case in the presence of:
Witness’s signature:	………………………………
Name (print):	………………………………
Occupation:	………………………………
Address:	………………………………

SCHEDULE 1
FORM OF DIRECTORS’ CERTIFICATE

To:	BNY Corporate Trustee Services Limited
40th Floor
One Canada Square
London E14 5AL
United Kingdom

From:	Shire Limited
5 Riverwalk
City West Business Campus
Dublin 24
Republic of Ireland

[date]

Dear Sirs

U.S.$1,100,000,000 CONVERTIBLE BONDS – SUBSTITUTION OF ISSUER

1.
We refer to the U.S.$1,100,000,000 2.75 per cent. Convertible Bonds due 2014 (the “Bonds”) issued by Shire plc, which are constituted under a trust deed dated 9 May 2007 (the “Trust Deed”).  This certificate is delivered to you, in your capacity as Trustee of the Bonds, in connection with the substitution of Shire Limited (the “New Issuer”) in place of Shire plc as the principal obligor under the Bonds.

2.	In accordance with paragraph (iii) of Clause 14.2.1 (Substitution) of the Trust Deed, we hereby confirm that, immediately after the substitution referred to above:

(A)	the New Issuer will not be insolvent (within the meaning of Article 1(1) of the Companies (Jersey) Law 1991); and

(B)	no resolution will have been passed, or final order of a court in Jersey made, that the New Issuer be wound up or dissolved or that its property be declared en désastre.

3.
We also hereby confirm that, as at the date of this certificate, to the best of our knowledge and belief (having made all due enquiries), no Event of Default (as defined in the Trust Deed) has occurred and is continuing and no Event of Default (as so defined) will occur as a result of the substitution of the New Issuer in place of Shire plc as the principal obligor under the Bonds.

4.	This certificate is delivered for and on behalf of the New Issuer and is given without personal liability on the part of the persons signing it.

Signed:		Signed:
	Director		Director

SCHEDULE 2
FORM OF AMENDED AND RESTATED TRUST DEED

SCHEDULE 3
FORM OF NOTICE TO BONDHOLDERS

NOTICE OF SUBSTITUTION

This notice is important and requires your immediate attention.  If you are in any doubt about the action you should take, you should immediately consult your broker, commercial bank, custodian or other professional adviser authorised under the Financial Services and Markets Act 2000 (if you are in the United Kingdom) or other appropriately authorised financial adviser.

SHIRE LIMITED

U.S.$1,100,000,000 2.75 PER CENT. CONVERTIBLE BONDS DUE 2014
(ISIN: XS0299687482)
ORIGINALLY ISSUED BY SHIRE PLC

THIS NOTICE is addressed to the holders (the “Bondholders”) of all of the above-mentioned convertible bonds (the “Bonds”) originally issued by Shire plc (the “Original Issuer”), and is issued pursuant to the terms and conditions of the Bonds and the trust deed constituting the Bonds (the “Trust Deed”).

Bondholders are hereby informed that, pursuant to the terms of a scheme of arrangement between the Original Issuer and its shareholders, on 23 May 2008 (or such other date on which the scheme of arrangement becomes effective in accordance with its terms), Shire Limited (the “New Issuer”) will be inserted above Shire plc as the new ultimate holding company of the Shire group.

Immediately prior to the scheme of arrangement becoming effective, pursuant to a supplemental trust deed dated 15 April 2008 (the “Supplemental Trust Deed”) between the Original Issuer, the New Issuer and BNY Corporate Trustee Services Limited as trustee of the Bonds (the “Trustee”), the New Issuer will be substituted in place of the Original Issuer as principal obligor under the Bonds (and the Trust Deed and the terms and conditions of the Bonds will be amended).

Details of the terms of the substitution described above are set out in the Supplemental Trust Deed and the amended terms and conditions of the Bonds are set out in the amended and restated Trust Deed.  Copies of the Supplemental Trust Deed and the amended and restated Trust Deed can be obtained from The Bank of New York, as principal paying and conversion agent in respect of the Bonds (the “Principal Paying and Conversion Agent”), whose address is set out below.  Information relating to New Shire can be found in the prospectus relating to New Shire’s ordinary shares, which will be available from Shire’s web site (www.shire.com).

This notice is issued by Shire Limited, a company incorporated in Jersey under the Companies (Jersey) Law 1991 with registered number 99854, whose registered office is at 22 Grenville Street, St Helier, Jersey JE4 8PX and whose head office is at 5 Riverwalk, City West Business Campus, Dublin 24, Republic of Ireland.

For further information regarding the matters set out in this notice, Bondholders should contact the Principal Paying and Conversion Agent at 40th Floor, One Canada Square, London E14 5AL, United Kingdom.

This notice does not constitute or form part of an offer to sell or the solicitation of an offer to subscribe for or otherwise acquire any securities.

Dated 16 April 2008

CF080630012